UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) June 1, 2015

E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (302) 774-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective June 1, 2015 the E. I. du Pont de Nemours and Company (the “company”) changed its registered office and registered agent in the State of Delaware, and also restated its Certificate of Incorporation to reflect the change in registered office and registered agent in Item 3, Paragraph Second.

The foregoing description is qualified in its entirety by reference to the text of the amendment to the company’s Restated Certificate of Incorporation which is filed as Exhibit 99.1, and the company’s Restated Certificate of Incorporation effective June 1, 2015 which is filed as Exhibit 99.2 to this report.

Item 9.01     Financial Statements and Exhibits

(d)  Exhibits:

99.1	Text of the amendment to the company’s Restated Certificate of Incorporation effective June 1, 2015.
99.2	The company’s Restated Certificate of Incorporation effective June 1, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

/s/ Barry J. Niziolek
Barry J. Niziolek
Vice President and Controller

June 1, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of the amendment to the company’s Restated Certificate of Incorporation effective June 1, 2015.
99.2	The company’s Restated Certificate of Incorporation effective June 1, 2015.